UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
 Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

345 Park Avenue
New York, New York 10154
(800) 349-4281

June 3, 2009

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

To the Stockholders:

The Annual Meeting of Stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the “Fund”) is to be held at 10:00 a.m., Eastern time, on Monday July 13, 2009 at the offices of Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”), 27th Floor, 345 Park Avenue, New York, New York 10154. Stockholders who are unable to attend the meeting of the Fund are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Notice of Annual Meeting of Stockholders, a Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and a postage prepaid envelope in which to return your proxy are enclosed. You may instead choose to vote by touch-tone telephone or through the Internet, as explained on your proxy card.

At the Annual Meeting, the stockholders of the Fund will elect the Fund’s Directors as set forth in the Notice of Annual Meeting of Stockholders and as explained in the Proxy Statement. There will also be an opportunity to discuss matters of interest to you as a stockholder. The Fund’s Directors recommend that you vote in favor of the nominees for Director.

Your vote is very important to us. Thank you for your response and for your continued investment.

Respectfully,

John W. Ballantine
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Paul K. Freeman
Kenneth C. Froewiss
Richard J. Herring
William McClayton
Rebecca W. Rimel
Axel Schwarzer
William N. Searcy, Jr.
Jean Gleason Stromberg
Robert H. Wadsworth

A PROXY CARD IS ENCLOSED. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THE FUND ARE URGED TO SIGN THE PROXY CARD (UNLESS AUTHORIZING THEIR PROXY BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Please take notice that the Annual Meeting of Stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., a Maryland corporation (“RREEF World” or the “Fund”) will be held at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Monday July 13, 2009 at 10:00 a.m., Eastern time, for the following purpose:

MATTER TO BE VOTED ON BY ALL STOCKHOLDERS OF THE FUND:

Proposal:	To consider and vote upon the election of Richard J. Herring, William McClayton, Axel Schwarzer and Jean Gleason Stromberg as Class II Directors of the Fund.

The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. Holders of record of shares of the Fund at the close of business on May 15, 2009 are entitled to vote at the Annual Meeting of the Fund and any postponements or adjournments thereof.

By order of the Board of Directors,

John Millette,
Secretary

June 3, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 13, 2009: The Proxy Statement is available at www.envisionreports.com/WR.

IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual

Meeting. Instructions for signing the proxy card are listed in Appendix A of this joint proxy statement. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card. If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.

PROXY STATEMENT
GENERAL
PROPOSAL: ELECTION OF DIRECTORS
INSTRUCTIONS FOR SIGNING PROXY CARD

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., a Maryland corporation (“RREEF World” or the “Fund”) for use at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”), 27th Floor, 345 Park Avenue, New York, New York 10154, on Monday, July 13, 2009 at 10:00 a.m., Eastern time, and at any postponements or adjournments thereof (the “Meeting”).

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being mailed to stockholders on or about June 5, 2009, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108) to the Fund. Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the proposal referred to in the Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

The presence at any stockholders’ meeting, in person or by proxy, of stockholders of the Fund entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes,” if any, will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

The election of a Director of the Fund requires the affirmative vote of a majority of the shares of the Fund’s stock outstanding and entitled to vote thereon. Abstentions and broker non-votes, if any, will have the effect of a vote against the election of a Director.

Holders of record of shares of the Fund at the close of business on May 15, 2009 (the “Record Date”) will be entitled to one vote per share on each matter as to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

On the Record Date, the following number of shares were issued and outstanding for the Fund:

Issued and
Shares	Outstanding

Common Stock	11,911,395.99

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may request an additional copy of the annual report for the Fund for the fiscal year ended December 31, 2008 without charge, by calling 800-349-4281, writing to the Fund at 345 Park Avenue, New York, New York 10154, or visiting the Funds’ website at www.dws-investments.com.

PROPOSAL: ELECTION OF DIRECTORS

Persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies “FOR” the election of the four nominees indicated in the Proposal and listed in “Information Concerning Nominees” as Class II Directors of the Fund. If elected, Messrs. Herring, McClayton and Schwarzer and Ms. Stromberg will each serve for a term of three years until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualify or until they retire, resign or are removed.

All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the Fund to replace any such nominee.

Information Concerning Nominees

The following table sets forth certain information concerning each of the nominees for Director of the Fund. Each of the nominees is now a Class II Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. For election of

Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed in the following table.

Class II — Independent Directors*/Nominees:

Position with the
Fund & Length of
Time Served, Number
			Aggregate Dollar	of
			Range of Equity	Funds in
		Dollar Range	Securities in all	Fund
		of Equity	Funds Overseen	Complex
Name and	Principal Occupations and Directorships During	Securities in	By Director in Fund	Overseen
Year of Birth(1)	the Past 5 Years	the Fund(2)	Complex(2)	By Director(3)

Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	None	Over $100,000	Director since fund inception in 2007; Number of Funds in the Fund Complex Overseen: 129.
William McClayton (1944)	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	None	Over $100,000	Director since 2008; Number of Funds in the Fund Complex Overseen: 129.

Position with the
Fund & Length of
Time Served, Number
			Aggregate Dollar	of
			Range of Equity	Funds in
		Dollar Range	Securities in all	Fund
		of Equity	Funds Overseen	Complex
Name and	Principal Occupations and Directorships During	Securities in	By Director in Fund	Overseen
Year of Birth(1)	the Past 5 Years	the Fund(2)	Complex(2)	By Director(3)

Jean Gleason Stromberg (1943)	Retired; formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College; former Directorships: Service Source, Inc.; Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	None	Over $100,000	Director since fund inception in 2007; Number of Funds in the Fund Complex Overseen: 129.

Class II — Interested Director**

Position with the
Fund & Length of
			Aggregate Dollar	Time Served, Number
			Range of Equity	of
		Dollar Range	Securities in all	Funds in Fund
		of Equity	Funds Overseen	Complex
Name and	Principal Occupations and Directorships During	Securities in	by Director in Fund	Overseen
Year of Birth	the Past 5 Years	the Fund(2)	Complex(2)	By Director(3)

Axel Schwarzer (1958)	Managing Director#, Deutsche Asset Management; Vice Chairman of Deutsche Asset Management; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	None	Over $100,000	Director since fund inception in 2007; Number of Funds in the Fund Complex Overseen: 129.

*	Director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

**	Mr. Schwarzer is a senior executive officer of Deutsche Asset Management and, consequently, is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. Mr. Schwarzer’s mailing address is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154.

#	Executive title, not a board directorship.

(1)	The mailing address of each Director who is not an “interested person” of the Fund or the Investment Manager is: c/o Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904.

(2)	The dollar ranges are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, over $100,000. All information regarding fund holdings is presented as of May 15, 2009.

(3)	The total number of funds in the Fund Complex as of June 1, 2009 is 132.

Information Concerning Continuing Directors

The Board of Directors for the Fund is divided into three classes. The terms of Classes I and III Directors do not expire this year. Class I Directors will serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualify or until they retire, resign or are removed. Class III Directors will serve until the 2010 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualify or until they retire, resign or are removed. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I — Continuing Independent Directors*:

Position with the
Fund & Length of
Time Served, Number
			Aggregate Dollar	of
			Range of Equity	Funds in
		Dollar Range	Securities in all	Fund
		of Equity	Funds Overseen	Complex
Name and	Principal Occupations and Directorships During	Securities in	by Director in Fund	Overseen
Year of Birth(1)	the Past 5 Years	the Fund(2)	Complex(2)	By Director(3)

John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	None	Over $100,000	Director since 2008; Number of Funds in the Fund Complex Overseen: 129.

Position with the
Fund & Length of
Time Served, Number
			Aggregate Dollar	of
			Range of Equity	Funds in
		Dollar Range	Securities in all	Fund
		of Equity	Funds Overseen	Complex
Name and	Principal Occupations and Directorships During	Securities in	by Director in Fund	Overseen
Year of Birth(1)	the Past 5 Years	the Fund(2)	Complex(2)	By Director(3)

Henry P. Becton, Jr. (1943)	Vice Chair, WGBH Educational Foundation; Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; PRX, THE Public Radio Exchange; The PBS Foundation; former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	None	Over $100,000	Director since fund inception in 2007; Number of Funds in the Fund Complex Overseen: 129.

Position with the
Fund & Length of
Time Served, Number
			Aggregate Dollar	of
			Range of Equity	Funds in
		Dollar Range	Securities in all	Fund
		of Equity	Funds Overseen	Complex
Name and	Principal Occupations and Directorships During	Securities in	by Director in Fund	Overseen
Year of Birth(1)	the Past 5 Years	the Fund(2)	Complex(2)	By Director(3)

Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	$1 - $10,000	Over $100,000	Director since fund inception in 2007; Chairperson 2007 -- 2008; Number of Funds in the Fund Complex Overseen: 129.
Keith R. Fox (1954)	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	None	Over $100,000	Director since fund inception in 2007; Number of Funds in the Fund Complex Overseen: 129.

Position with the
Fund & Length of
Time Served, Number
			Aggregate Dollar	of
			Range of Equity	Funds in
		Dollar Range	Securities in all	Fund
		of Equity	Funds Overseen	Complex
Name and	Principal Occupations and Directorships During	Securities in	by Director in Fund	Overseen
Year of Birth(1)	the Past 5 Years	the Fund(2)	Complex(2)	By Director(3)

Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	None	Over $100,000	Director since 2008; Chairperson since 2009; Number of Funds in the Fund Complex Overseen: 129.

Class III — Continuing Independent Directors*:

Position with the
Fund & Length of
Time Served,
			Aggregate Dollar	Number of
	Principal		Range of Equity	Funds in
	Occupations and	Dollar Range	Securities in all	Fund
	Directorships	of Equity	Funds Overseen	Complex
Name and	During the Past 5	Securities in	by Director in Fund	Overseen
Year of Birth(1)	Years	the Fund(2)	Complex(2)	by Director(3)

Kenneth C. Froewiss (1945)	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	None	Over $100,000	Director since fund inception in 2007; Number of Funds in the Fund Complex Overseen: 129.

Position with the
Fund & Length of
Time Served,
			Aggregate Dollar	Number of
	Principal		Range of Equity	Funds in
	Occupations and	Dollar Range	Securities in all	Fund
	Directorships	of Equity	Funds Overseen	Complex
Name and	During the Past 5	Securities in	by Director in Fund	Overseen
Year of Birth(1)	Years	the Fund(2)	Complex(2)	by Director(3)

Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001- 2007); Trustee, Pro Publica (charitable organization) (2007 to present); formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)	None	Over $100,000	Director since fund inception in 2007; Number of Funds in the Fund Complex Overseen: 129.
William N. Searcy, Jr. (1946)	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)	None	Over $100,000	Director since fund inception in 2007; Number of Funds in the Fund Complex Overseen: 129.
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association.	None	Over $100,000	Director since 2008; Number of Funds in the Fund Complex Overseen: 132.

*	Director who is not an “interested” person of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(1)	The mailing address of each Director who is not an “interested person” of the Fund or the Investment Manager is: c/o Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904.

(2)	The dollar ranges are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, over $100,000. All fund holdings information is as of May 15, 2009.

(3)	The total number of funds in the Fund Complex as of June 1, 2009 is 132.

Required Vote

The election of a Director requires the affirmative vote of the holders of a majority of the Fund’s shares of common stock outstanding and entitled to vote thereon. The Board of Directors of the Fund recommends that stockholders vote “FOR” the nominees.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund’s officers and Directors, investment manager, investment advisor, affiliates of the fund’s investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the fund’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the fund with copies of all such filings. Based on a review of reports filed by the Fund’s Directors and officers, the Investment Manager, officers and directors of the Investment Manager and investment advisor, affiliated persons of the Investment Manager and the investment advisor and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required for the fiscal year ended December 31, 2008 were timely.

As of the Record Date, Ms. Driscoll, owned 250 shares of common stock of the Fund, representing less than 1% of the outstanding shares of the Fund’s common stock. No other Director owned shares of the Fund.

To the knowledge of the Fund, as of the Record Date, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially more than 5% of the Fund’s outstanding shares.

Board Meetings — Committees of the Board of Directors

The Board of Directors of the Fund met six times during the fiscal year ended December 31, 2008. Each Director attended at least 75% of all meetings of the Board of Directors and of all meetings of committees of the Board on which he or she served as a regular member. The Board of Directors has established the following standing committees: Audit

Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Marketing and Shareholder Services Committee and Operations Committee (which includes a Valuation Sub-Committee). The Board also has a Fixed Income and Quant Oversight Committee which has no responsibility with respect to the Fund. While the Board does not have a compensation committee, the Nominating and Governance Committee reviews compensation matters. The responsibilities of each Committee are described below.

Audit Committee:  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2008, the Audit Committee held seven meetings. A copy of the Fund’s Audit Committee Charter is available at https://www.dws-investments.com/EN/docs/products/Audit_Committee_Charter.pdf.

The Board selected PricewaterhouseCoopers LLP (“PwC”) to act as independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2007 and the fiscal year ended December 31, 2008. The Fund’s financial statements for the fiscal year ended December 31, 2008 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Funds during the two most recent fiscal years:

				Audit-	All
		Audit	Tax	Related	Other
Fund	Fiscal Year Ended	Fees	Fees	Fees	Fees

RREEF World*	December 31, 2007	$50,000	$0	$0	$0
	December 31, 2008	$63,000	$0	$0	$0

*	Fund commenced operations on June 29, 2007.

“Tax Fees” are fees billed in connection with tax consultation and agreed-upon procedures. “Audit-Related Fees” are fees for services in connection with agreed-upon procedures related to fund mergers. “All Other Fees” represents fees for products and services other than “Audit Fees,” “Tax Fees” and “Audit-Related Fees.”

The following table shows the aggregate amount of fees that PwC billed during the Fund’s last two fiscal years for non-audit services rendered to the Fund, DIMA and any entity controlling, controlled by or under common control with DIMA that provides ongoing services to the Fund (the “Affiliated Service Providers”).

Total Non-Audit
Fees Billed to
Investment Manager
			and Affiliated Fund	Total Non-Audit
			Service Providers	Fees Billed to
			(engagements	Investment
			related directly to	Manager and
		Total	the operations	Affiliated Fund
		Non-Audit	and financial	Service Providers
	Fiscal Year	Fees Billed	reporting of	(all other	Total of
	Ended	to Fund	the Fund)	engagements)	(A), (B)
	December 31	(A)	(B)	(C)	and (C)

RREEF World*	2007	$0	$25,000	$600,000	$625,000
	2008	$0	$19,000	$0	$19,000

*	Fund commenced operations on June 29, 2007.

The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Fund, and all non-audit services provided to the Investment Manager and any Affiliated Service Provider that related directly to the Fund’s operations and financial reporting.

In accordance with pre-approval procedures approved by the Audit Committee, generally the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for DIMA, or any entity controlling, controlled by or under common control with DIMA, with respect to operations and financial reporting of the Fund. The Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for the non-audit services described above for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Fund’s Audit Committee no later than the next Audit Committee meeting.

The Audit Committee for the Fund requested and received information from PwC about any non-audit services that PwC rendered during the Fund’s last fiscal year to DIMA and any Affiliated Service Provider. The Committee considered this in evaluating PwC’s independence. The Fund’s

Audit Committee gave careful consideration to the non-audit related services provided by PwC to: (1) the Fund, (2) DIMA and (3) entities controlling, controlled by or under common control with DIMA that provide ongoing services to the Fund. Based in part on certain representations and information provided by PwC, the Audit Committee determined that the provision of these services was compatible with maintaining PwC’s independence.

Representatives of PwC are not expected to be present at the Meeting.

Audit Committee Report for DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

The Audit Committee of RREEF World has provided the following report for the Fund:

In connection with the audited financial statements as of and for the year ended December 31, 2008 included in the Fund’s Annual Report (the “Annual Report”), at a meeting held on February 23, 2009, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.

PwC has advised the Fund’s Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS funds, but did work on a non-audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen Asset Management, Inc., a sub advisor to certain DWS funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the SEC’s Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impaired as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Fund’s independent auditor.

The members of the Audit Committee of the Board of Directors are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund’s Annual Report.

Submitted by the Audit Committee of the Fund’s Board of Directors: William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating/Corporate Governance Committee of the Fund’s Board held four meetings. A copy of the Fund’s Nominating and Governance

Committee Charter is available at https://www.dws-investments.com/EN/docs/products/Nominating_and_Goverance_Committee.pdf.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund’s financial arrangements with DIMA and its affiliates, and (b) the Fund’s expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Committee of the Fund’s Board held seven meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight Committee of the Fund’s Board held five meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund’s marketing program, sales practices and literature and shareholder services. The Marketing and Shareholder Services Committee also considers matters relating to fund mergers and liquidations and the organization of new funds. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing and Shareholder Services Committee of the Fund’s Board held four meetings.

Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund’s Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca

W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held four meetings and the Valuation Sub-Committee held three meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Officers of the Fund

The following persons are officers of the Fund:

Name, Year of Birth,
Position with the
Corporation and Length of	Business Experience and
Time Served(1)	Directorships During the Past 5 Years

Michael G. Clark(2) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management

Paul H. Schubert(2) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson(4) (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management

Rita Rubin(5) (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Name, Year of Birth,
Position with the
Corporation and Length of	Business Experience and
Time Served(1)	Directorships During the Past 5 Years

Paul Antosca(4) (1957) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset Management (since 2006); formerly: Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark (4) (1967) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)

Diane Kenneally(4) (1966) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset Management

Jason Vazquez(5) (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly: AML Operations Manager for Bear Stearns (2004-2006); Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly: Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson(5) (1951) Chief Legal Officer, 2006-present	Director(3), Deutsche Asset Management (2006-present); formerly: Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(2)	Address: 345 Park Avenue, New York, New York 10154.

(3)	Executive title, not a board directorship.

(4)	Address: One Beacon Street, Boston, Massachusetts 02108.

(5)	Address: 280 Park Avenue, New York, New York 10017.

Compensation of Directors and Certain Officers

Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’

educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Director during the calendar year 2008. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant period.

		Total Compensation
	Aggregate Compensation	from Fund and
Name of Board Member/Nominee	from Fund	DWS Fund Complex(1)

John W. Ballantine	$330	$237,500
Henry P. Becton, Jr.(2)	$625	$246,000
Dawn-Marie Driscoll(2)(3)	$720	$292,500
Keith R. Fox(2)	$587	$229,500
Paul K. Freeman	$347	$255,000
Kenneth C. Froewiss	$578	$226,750
Richard J. Herring(2)	$605	$240,000
William McClayton(4)	$340	$257,500
Rebecca W. Rimel(2)	$600	$233,500
William N. Searcy, Jr.	$599	$238,000
Jean Gleason Stromberg	$574	$225,500
Robert H. Wadsworth	$340	$273,500

(1)	The DWS fund complex was composed of 136 funds as of December 31, 2008.

(2)	Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox, $2,000 for Dr. Herring, and $8,000 for Ms. Rimel. These meeting fees were borne by the funds.

(3)	Includes $70,000 in annual retainer fees received by Ms. Driscoll as Chairperson of DWS funds.

(4)	Mr. McClayton received $15,000 in calendar year 2008 for his participation in special ad hoc committee meetings in connection with the DWS funds board consolidation.

None of the Independent Directors or Nominees or their family members had any interest in DIMA, RREEF America L.L.C (“RREEF”), or any person directly or indirectly controlling, controlled by, or under common control with DIMA or RREEF as of December 31, 2008.

DIMA supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, and receives a management fee for its services. Several of the Fund’s officers are also officers, directors or employees of Deutsche Asset Management (see “The Investment Manager and Advisor”), although the Fund makes no direct payments to them.

The Investment Manager and Advisor

DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the Fund’s investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund’s Boards of Directors, the Investment Manager is responsible for managing the Fund’s affairs and supervising all aspects of the Fund’s operations. The Investment Manager provides a full range of investment advisory services to retail and institutional clients. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Pursuant to an Investment Advisory Agreement with DIMA, RREEF, with headquarters at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Fund’s investment advisor. Subject to the general supervision of the Fund’s Board of Directors and the Investment Manager, RREEF is responsible for managing the investment operations of the Fund and the composition of the Fund’s holdings of securities and other investments. RREEF was formed in 1975 and provides a full range of advisory services to primarily institutional clients, including corporate and public pension plans, foundations and endowments, Taft-Hartley funds, and private and public investment companies. RREEF, with corporate offices in Chicago, San Francisco and New York, is managed by more than 30 managing directors with an average of over 21 years of investment experience and employs approximately 100 real estate professionals. RREEF is the global real estate investment management arm of Deutsche Asset Management*, which is the global investment management

 * Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

business of Deutsche Bank AG. RREEF is one of the largest advisers of combined real property and real estate securities globally with more than 200 professionals and 2,000 employees worldwide.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any postponement or adjournment thereof in accordance with their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of DIMA. The Fund has retained Georgeson Inc. (“Georgeson”), 17 State Street, New York, New York 10004 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $8,525, plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the Meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures believed by the Fund to be reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 877-897-4024. Any proxy given by a stockholder is revocable until voted at the Meeting.

Whether or not a quorum is present at the Meeting, the chairman of the meeting may adjourn the Meeting (with respect to one or more matters) at any time and for any reason without notice other than announcement at the meeting at which the adjournment is taken. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters to be adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment(s) put to a stockholder vote, the persons named as proxies on the enclosed proxy card(s) will exercise their best judgment to vote as they deem to be in the best interests of stockholders. Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of any adjournment(s). At any adjourned meeting at which a quorum is present any action may be taken that could have been taken at the original meeting called.

The costs of any additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

The Fund’s Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the Bylaws generally must be timely delivered to the Secretary of the Fund, John Millette, c/o Deutsche Asset Management, Inc., One Beacon Street, Boston, Massachusetts, 02108. The Fund’s By-laws provide that, to be considered timely, such written notice must be delivered not earlier than the 150th day and not later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to stockholders, unless the date of the annual meeting, as set forth in the notice of meeting, is advanced or delayed by more than 30 days from the first anniversary of the date of the prior year’s annual meeting. If the date of the annual meeting is so advanced or delayed, such written notice must be delivered not earlier than the 120th day nor later than 5:00 p.m., Eastern time, on the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days before the date of such annual meeting, no later than the tenth day following the first public announcement of the meeting date by the Fund. Assuming the Fund’s 2010 Annual Meeting is not advanced or delayed (in the manner described above) by more than 30 days from July 13, 2010, a stockholder nomination or proposal intended to be considered at the 2010 Annual Meeting of the Fund must be received by the Secretary of the Fund not earlier than January 6, 2010 and not later than 5:00 p.m., Eastern time on February 5,

2010. Under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2010 proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the Fund must receive it on or before February 5, 2010. All nominations and proposals must be in writing and must conform to the requirements of the Bylaws of the Fund.

By order of the Boards of Directors,

John Millette,
Secretary

One Beacon Street
Boston, Massachusetts 02108
June 3, 2009

APPENDIX

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures

Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

A-1

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 13, 2009 The undersigned hereby appoints John Millette, J. Christopher Jackson and Rita Rubin, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all P shares of the DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the R offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154 on July 13, 2009, at 10:00 a.m., Eastern time, and at any postponement or O adjournments thereof. This proxy revokes all prior proxies given by the undersigned. The proxies are authorized to vote in their discretion on all matters incident to the conduct of the Annual Meeting X and on such other matters which may properly come before the Annual Meeting. Receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement is hereby Y acknowledged. ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES. (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

THE FUND OFFERS STOCKHOLDERS OF RECORD THREE WAYS TO SUBMIT YOUR PROXY TELEPHONE PROXY INTERNET PROXY PROXY BY MAIL This method of submitting a Visit the Internet voting Web site Simply sign and date your proxy is available for residents of at http://proxy.georgeson.com. proxy card and return it in the U.S., Puerto Rico and Canada. Have this proxy card ready and the postage-paid envelope On a touch tone telephone, call follow the instructions on your to Georgeson Inc., Wall Street TOLL FREE 1-877-816-0869, 24 screen. You will incur only your Station, P.O. Box 1102, New hours a day, 7 days a week. Have usual Internet charges. Available York, NY 10269-0646. If you this proxy card ready, then follow 24 hours a day, 7 days a week are submitting your proxy by the prerecorded instructions. until 5:00 p.m. Eastern Time on telephone or the Internet, Your vote will be confirmed and July 12, 2009. please do not mail your proxy cast as you have directed. card. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern Time on July 12, 2009. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark votes as in this example. THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES. 1. Election of Directors of the Fund: Class II FOR all nominees WITHHOLD (01) Richard J. Herring listed (except as noted authority to vote on the line below) for all nominees (02) William McClayton (03) Axel Schwarzer (04) Jean Gleason Stromberg (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.) IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 13, 2009: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://www.envisionreports.com/wr PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Date , 2009 Signature Signature (if held jointly) NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.